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                                                                    Exhibit 23.1

                                   EXHIBIT 23

                    CONSENT OF INDEPENDENT RESERVE ENGINEERS

      As Harken Energy Corporation's independent reserve engineers, Ryder Scott Company consents to the reference in Form 10-K to Ryder Scott Company reserve report dated December 31, 2001.


                                                     RYDER SCOTT COMPANY

Houston, Texas
March 22, 2002